UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 13, 2024
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On August 13, 2024, Richard J. Simoncic, age 61, was elected to the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”), with a term expiring in October 2025. He has not been appointed yet to a committee of the Board of Directors.
Mr. Simoncic has served as Chief Operating Officer of Microchip Technology Inc. (NASDAQ: MCHP) since April 1, 2024. Microchip is a leading provider of smart, connected and secure embedded control solutions. He served as Microchip’s Executive Vice President Analog Power and Interface Business Unit from April 2023 to April 2024; as Senior Vice President, Analog Power and Interface Business Units from February 2019 to April 2023; and as Vice President, Analog Power and Interface Business Units from September 1999 to February 2019. Mr. Simoncic holds a B.S. degree in Electrical Engineering Technology from DeVry Institute of Technology.
As a non-employee director, Mr. Simoncic will receive compensation in the same manner as Applied’s other non-employee directors, which compensation Applied previously disclosed in its Proxy Statement for Applied’s 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on September 8, 2023. In addition, Mr. Simoncic will enter into an Indemnification Agreement with Applied, the form of which is filed as Exhibit 10.4 to Applied’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023.
Also on August 13, 2024, in accordance with Applied’s retirement policy for directors, which requires a director to retire effective at the annual meeting of shareholders that immediately follows the person’s attainment of age 72, Dan Komnenovich submitted his notice of retirement from the Board of Directors of Applied, effective at Applied’s annual meeting of shareholders on October 22, 2024.
A copy of the press release, dated August 13, 2024, is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release of Applied Industrial Technologies, Inc. dated August 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

Date: August 13, 2024	By: /s/ Jon S. Ploetz
Jon S Ploetz, Vice President-General Counsel & Secretary